BNY Mellon International Bond Fund
Statement of Investments
January 31, 2025 (Unaudited)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 96.5%
Australia — 3.5%
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	1.75	3/20/2034	4,126,000	1,949,297
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	4.25	2/20/2036	637,000	362,519
Queensland Treasury Corp., Govt. Gtd. Bonds(b)	AUD	1.75	7/20/2034	575,000	266,099
Queensland Treasury Corp., Govt. Gtd. Bonds(b)	AUD	4.50	8/22/2035	275,000	160,061
Treasury Corp. of Victoria, Govt. Gtd. Bonds	AUD	2.00	9/17/2035	635,000	289,117
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	4.75	9/15/2036	2,791,000	1,639,696
					4,666,789
Austria — 1.8%
Austria, Sr. Unscd. Bonds(b)	EUR	2.90	2/20/2034	1,275,000	1,332,350
Raiffeisen Bank International AG, Sr. Notes	EUR	4.63	8/21/2029	100,000	108,050
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	900,000	913,400
					2,353,800
Belgium — 1.0%
Belgium, Sr. Unscd. Notes, Ser. 98(b)	EUR	3.30	6/22/2054	775,000	756,920
FLUVIUS System Operator CV, Gtd. Notes	EUR	3.88	5/9/2033	500,000	532,533
					1,289,453
Brazil — 2.7%
Brazil Notas do Tesouro Nacional, Notes, Ser. F	BRL	10.00	1/1/2033	14,720,000	2,001,215
Brazil Notas do Tesouro Nacional, Notes, Ser. F	BRL	10.00	1/1/2035	12,348,000	1,625,476
					3,626,691
Canada — 2.3%
Canada, Bonds	CAD	1.75	12/1/2053	2,075,000	1,031,896
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3(b)	CAD	5.40	9/15/2028	1,107,000	786,375
GFL Environmental, Inc., Sr. Scd. Notes(b)		6.75	1/15/2031	400,000	415,462
Province of Ontario Canada, Sr. Unscd. Notes	CAD	4.15	12/2/2054	485,000	333,708
Province of Ontario Canada, Sr. Unscd. Notes	CAD	4.60	12/2/2055	625,000	464,010
					3,031,451
Cayman Islands — .5%
Regatta XXV Funding Ltd. CLO, Ser. 2023-1A, Cl. A, (3 Month TSFR + 1.90%)(b),(c)		6.20	7/15/2036	600,000	603,349
China — 7.4%
China, Bonds	CNY	3.81	9/14/2050	13,600,000	2,596,272
China, Bonds, Ser. INBK	CNY	2.60	9/1/2032	28,550,000	4,201,766
China, Bonds, Ser. INBK	CNY	3.73	5/25/2070	14,050,000	2,974,295
					9,772,333
Colombia — .9%
Colombian TES, Bonds, Ser. B	COP	13.25	2/9/2033	4,775,000,000	1,246,956
Czechia — .2%
CEZ AS, Sr. Unscd. Notes	EUR	4.25	6/11/2032	300,000	319,382
Denmark — .2%
Denmark, Bonds	DKK	4.50	11/15/2039	1,500,000	262,543
Finland — .4%
Finland, Sr. Unscd. Bonds, Ser. 10Y(b)	EUR	3.00	9/15/2033	500,000	527,217

Statement of Investments (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 96.5% (continued)
France — 2.5%
France, Bonds, Ser. OAT(b)	EUR	2.75	2/25/2029	325,000	339,060
France, Bonds, Ser. OAT(b)	EUR	3.00	5/25/2054	160,000	144,000
France, Bonds, Ser. OAT(b)	EUR	3.25	5/25/2055	950,000	893,221
France, Bonds, Ser. OAT(b)	EUR	4.00	10/25/2038	560,000	617,164
Kering SA, Sr. Unscd. Notes	EUR	3.38	3/11/2032	300,000	312,606
Kering SA, Sr. Unscd. Notes	EUR	3.63	9/5/2031	800,000	847,779
Pernod Ricard SA, Sr. Unscd. Notes	EUR	3.38	11/7/2030	100,000	105,339
Suez SACA, Sr. Unscd. Notes	EUR	5.00	11/3/2032	100,000	113,675
					3,372,844
Germany — 2.4%
Aareal Bank AG, Sub. Notes	EUR	5.63	12/12/2034	300,000	314,228
Amprion GmbH, Sr. Unscd. Notes	EUR	3.97	9/22/2032	700,000	758,819
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	1.38	3/3/2034	400,000	362,496
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	1.63	8/16/2033	460,000	430,950
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	1.88	5/24/2030	495,000	491,861
Hamburg Commercial Bank AG, Sr. Notes	EUR	4.50	7/24/2028	500,000	530,760
Merck KGaA, Jr. Sub. Notes	EUR	3.88	8/27/2054	300,000	312,421
					3,201,535
Greece — .3%
Eurobank Ergasias Services and Holdings SA, Sub. Notes	EUR	6.25	4/25/2034	120,000	134,544
Hellenic Republic, Sr. Unscd. Notes(b)	EUR	4.38	7/18/2038	247,000	278,946
					413,490
Hungary — .1%
Hungary, Bonds, Ser. 33A	HUF	2.25	4/20/2033	44,000,000	81,953
Indonesia — .5%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	10,580,000,000	669,065
Ireland — 1.0%
Eaton Capital ULC, Gtd. Notes	EUR	3.60	5/21/2031	200,000	213,282
Ireland, Unscd. Bonds	EUR	2.60	10/18/2034	525,000	539,168
Linde PLC, Sr. Unscd. Notes	EUR	3.20	2/14/2031	600,000	631,341
					1,383,791
Italy — 4.1%
Autostrade per l’Italia SpA, Sr. Unscd. Notes	EUR	4.63	2/28/2036	416,000	448,955
Autostrade per l’Italia SpA, Sr. Unscd. Notes	EUR	4.75	1/24/2031	480,000	530,495
Eni SpA, Sr. Unscd. Notes(b)		5.50	5/15/2034	200,000	198,422
Eni SpA, Sr. Unscd. Notes(b)		5.95	5/15/2054	442,000	427,267
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	EUR	4.40	5/1/2033	2,125,000	2,379,925
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 30Y(b)	EUR	2.45	9/1/2050	1,785,000	1,386,443
					5,371,507
Japan — 8.7%
Japan, (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	249,250,000	1,500,893
Japan, (20 Year Issue), Bonds, Ser. 184	JPY	1.10	3/20/2043	427,800,000	2,443,431
Japan, (30 Year Issue), Bonds, Ser. 83	JPY	2.20	6/20/2054	486,000,000	3,084,140
Japan, (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	165,000,000	705,753
Japan, (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	122,050,000	557,826

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 96.5% (continued)
Japan — 8.7% (continued)
Japan, (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	132,100,000	550,067
Japan, (40 Year Issue), Bonds, Ser. 17	JPY	2.20	3/20/2064	450,000,000	2,648,251
					11,490,361
Jersey — 1.1%
AA Bond Co. Ltd., Sr. Scd. Notes, Ser. A8	GBP	5.50	7/31/2027	290,000	358,753
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1, (3 Month TSFR + 1.77%)(b),(c)		6.07	7/15/2036	545,000	546,455
Invesco US Ltd. CLO, Ser. 2023-3A, Cl. A, (3 Month TSFR + 1.80%)(b),(c)		6.10	7/15/2036	575,000	578,371
					1,483,579
Luxembourg — .3%
P3 Group Sarl, Sr. Unscd. Notes	EUR	4.00	4/19/2032	400,000	416,593
Malaysia — .9%
Malaysia, Bonds, Ser. 318	MYR	4.64	11/7/2033	5,100,000	1,215,070
Mexico — .4%
Mexico, Sr. Unscd. Bonds, Ser. M(d)	MXN	7.75	11/23/2034	12,800,000	532,838
Netherlands — 2.7%
ABN AMRO Bank NV, Sr. Notes	EUR	3.88	1/15/2032	400,000	428,867
Athora Netherlands NV, Sub. Notes	EUR	5.38	8/31/2032	774,000	829,033
Enel Finance International NV, Gtd. Notes	EUR	0.88	1/17/2031	300,000	273,716
JDE Peet’s NV, Sr. Unscd. Notes	EUR	4.50	1/23/2034	104,000	113,673
Netherlands, Bonds(b)	EUR	2.50	7/15/2034	1,350,000	1,383,527
Sartorius Finance BV, Gtd. Notes	EUR	4.50	9/14/2032	500,000	554,152
					3,582,968
New Zealand — 3.8%
New Zealand, Unscd. Bonds, Ser. 433	NZD	3.50	4/14/2033	4,345,000	2,298,142
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	3,640,000	1,759,705
New Zealand, Unscd. Bonds, Ser. 534	NZD	4.25	5/15/2034	1,690,000	934,986
					4,992,833
Peru — .1%
Peru, Sr. Unscd. Bonds(b)	PEN	7.30	8/12/2033	440,000	124,370
Poland — .4%
Poland, Bonds, Ser. 1033	PLN	6.00	10/25/2033	1,375,000	342,824
Poland, Sr. Unscd. Notes		5.50	3/18/2054	158,000	147,065
					489,889
Portugal — .4%
Portugal Obrigacoes do Tesouro OT, Sr. Unscd. Notes, Ser. 11Y(b)	EUR	2.88	10/20/2034	450,000	467,267
Romania — .5%
Romania, Bonds, Ser. 10Y	RON	7.20	10/30/2033	1,200,000	244,171
Romania, Sr. Unscd. Notes(b)	EUR	5.25	5/30/2032	354,000	355,710
Romania, Sr. Unscd. Notes		6.38	1/30/2034	110,000	105,262
					705,143
Saudi Arabia — .3%
Saudi Arabia, Sr. Unscd. Notes(b)		5.63	1/13/2035	382,000	386,072
Singapore — .5%
Singapore, Bonds	SGD	3.38	9/1/2033	875,000	666,069

Statement of Investments (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 96.5% (continued)
South Korea — 1.5%
Korea, Bonds, Ser. 3212	KRW	4.25	12/10/2032	1,193,700,000	905,411
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	1,415,000,000	1,059,203
					1,964,614
Spain — 3.8%
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.00	9/15/2032	500,000	470,847
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.75	10/23/2030	500,000	478,233
Spain, Sr. Unscd. Bonds(b)	EUR	0.70	4/30/2032	4,350,000	3,899,102
Spain, Sr. Unscd. Bonds(b)	EUR	3.25	4/30/2034	75,000	79,226
Spain, Sr. Unscd. Notes(b)	EUR	3.45	10/31/2034	150,000	160,645
					5,088,053
Supranational — 1.2%
European Union, Sr. Unscd. Bonds, Ser. NGEU	EUR	3.00	3/4/2053	455,963	438,077
European Union, Sr. Unscd. Notes, Ser. SURE	EUR	0.20	6/4/2036	1,475,000	1,126,935
					1,565,012
Sweden — .1%
Sweden, Bonds, Ser. 1066	SEK	2.25	5/11/2035	1,875,000	169,235
Switzerland — 1.2%
Swiss Confederation, Bonds	CHF	0.50	6/27/2032	1,390,000	1,549,817
United Kingdom — 11.5%
Gemgarto PLC, Ser. 2021-1A, Cl. A, (3 Month SONIO + 0.59%)(b),(c)	GBP	5.32	12/16/2067	143,167	177,776
Motability Operations Group PLC, Gtd. Notes	EUR	3.50	7/17/2031	1,310,000	1,379,695
National Grid PLC, Sr. Unscd. Notes	EUR	0.75	9/1/2033	770,000	639,039
Northumbrian Water Finance PLC, Gtd. Notes	GBP	6.38	10/28/2034	519,000	671,711
Severn Trent Utilities Finance PLC, Gtd. Notes	GBP	5.25	4/4/2036	108,000	130,218
Tower Bridge Funding PLC, Ser. 2021-2, Cl. A, (3 Month SONIO + 0.78%)(c)	GBP	5.51	11/20/2063	233,077	289,534
United Kingdom Gilt, Bonds	GBP	1.50	7/31/2053	5,500,000	3,197,855
United Kingdom Gilt, Bonds	GBP	3.25	1/31/2033	1,575,000	1,800,033
United Kingdom Gilt, Bonds	GBP	4.25	7/31/2034	700,000	849,707
United Kingdom Gilt, Bonds	GBP	4.38	7/31/2054	2,350,000	2,588,589
United Kingdom Gilt, Bonds	GBP	4.50	6/7/2028	2,350,000	2,940,955
United Utilities Water Finance PLC, Gtd. Notes	EUR	3.75	5/23/2034	583,000	607,245
					15,272,357
United States — 25.3%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1(b)		6.13	5/25/2068	379,371	381,131
Alexandria Real Estate Equities, Inc., Gtd. Notes		5.25	5/15/2036	343,000	333,377
Aligned Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2(b)		6.00	8/17/2048	379,000	383,940
AMSR Trust, Ser. 2019-SFR1, Cl. B (b)		3.02	1/19/2039	525,000	507,397
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-8A, Cl. A (b)		6.02	2/20/2030	261,000	271,088
Carrier Global Corp., Sr. Unscd. Notes		5.90	3/15/2034	400,000	414,345
Citigroup, Inc., Sr. Unscd. Notes		5.45	6/11/2035	400,000	398,272
COLT Mortgage Loan Trust, Ser. 2023-2, Cl. A1(b)		6.60	7/25/2068	219,537	221,501
COLT Mortgage Loan Trust, Ser. 2023-4, Cl. A1(b)		7.16	10/25/2068	430,322	436,902
CVS Health Corp., Sr. Unscd. Notes (d)		5.70	6/1/2034	598,000	596,456
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B (b)		5.45	4/20/2048	114,774	112,070
CyrusOne Data Centers Issuer I LLC, Ser. 2023-2A, Cl. A2(b)		5.56	11/20/2048	394,000	392,762

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 96.5% (continued)
United States — 25.3% (continued)
ENT Auto Receivables Trust, Ser. 2023-1A, Cl. A3(b)		6.24	1/16/2029	192,000	194,872
General Motors Financial Co., Inc., Sr. Unscd. Notes	EUR	4.00	7/10/2030	100,000	106,745
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	214,000	234,436
JPMorgan Chase & Co., Sr. Unscd. Bonds		5.50	1/24/2036	185,000	186,169
MetroNet Infrastructure Issuer LLC, Ser. 2024-1A, Cl. A2(b)		6.23	4/20/2054	123,114	125,754
Morgan Stanley, Sr. Unscd. Notes		5.47	1/18/2035	571,000	569,942
Morgan Stanley, Sr. Unscd. Notes		6.63	11/1/2034	236,000	254,709
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A (b)		5.36	9/22/2053	229,645	221,672
National Grid North America, Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	1,001,000	912,753
Retained Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2A (b)		5.00	9/15/2048	515,000	506,128
SBA Tower Trust, Asset Backed Notes (b)		2.59	10/15/2031	695,000	578,661
Stack Infrastructure Issuer LLC, Ser. 2023-1A, Cl. A2(b)		5.90	3/25/2048	150,000	151,415
Sunnova Hestia I Issuer LLC, Ser. 2023-GRID1, Cl. 1A (b)		5.75	12/20/2050	91,323	92,895
The Goldman Sachs Group, Inc., Sr. Unscd. Notes		5.02	10/23/2035	300,000	288,331
The Goldman Sachs Group, Inc., Sr. Unscd. Notes		5.85	4/25/2035	194,000	198,372
The Williams Companies, Inc., Sr. Unscd. Notes		5.60	3/15/2035	390,000	391,597
U.S. Treasury Notes (d)		3.88	8/15/2034	400,000	379,563
U.S. Treasury Notes		4.13	11/30/2029	4,500,000	4,461,504
U.S. Treasury Notes		4.13	11/30/2031	1,300,000	1,275,828
U.S. Treasury Notes (d)		4.25	11/15/2034	5,200,000	5,079,344
U.S. Treasury Notes (d)		4.25	11/30/2026	700,000	700,492
Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2(b)		6.32	3/16/2048	583,000	591,536
Verus Securitization Trust, Ser. 2023-4, Cl. A1(b)		5.81	5/25/2068	217,722	218,241
Verus Securitization Trust, Ser. 2023-5, Cl. A1(b)		6.48	6/25/2068	230,875	232,705
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	283,000	270,042
Wells Fargo & Co., Sr. Unscd. Notes		5.39	4/24/2034	100,000	99,244
Wells Fargo & Co., Sr. Unscd. Notes		5.56	7/25/2034	630,000	632,227
WEA Finance LLC, Gtd. Notes (b)		2.88	1/15/2027	380,000	362,601
WEA Finance LLC, Gtd. Notes (b)		4.13	9/20/2028	93,000	89,160
WEA Finance LLC, Gtd. Notes (b),(d)		4.63	9/20/2048	111,000	87,915
WEA Finance LLC / Westfield UK & Europe Finance PLC, Gtd. Notes (b)		4.75	9/17/2044	856,000	694,554
TIF Funding III LLC, Ser. 2024-1A, Cl. A(b)		5.48	4/20/2049	536,250	537,484
Federal Home Loan Mortgage Corp.:
5.50, 7/1/2054(e)				932,748	928,631
6.00, 9/1/2054-1/1/2055(e)				2,594,028	2,630,748
Federal National Mortgage Association:
5.00, 10/1/2054(e)				976,977	947,748
5.50, 9/1/2054-10/1/2054(e)				1,837,286	1,828,350
6.00, 6/1/2054-1/1/2055(e)				1,906,313	1,939,768
					33,451,377
Total Bonds and Notes (cost $131,531,441)					127,807,666

Statement of Investments (Unaudited) (continued)

Description/Number of Contracts /Counterparty		Exercise Price	Expiration Date	Notional Amount ($)(f)	Value ($)
Options Purchased — .0%
Call Options — .0%
Australian Dollar Cross Currency, Contracts N/A, BNP Paribas Corp.	EUR	1.70	2/19/2025	898,000	987
New Zealand Dollar Cross Currency, Contracts N/A, Barclays Capital, Inc.	GBP	2.28	2/4/2025	747,000	0
Swedish Krona Cross Currency, Contracts N/A, Barclays Capital, Inc.	NZD	6.25	2/26/2025	1,638,000	6,428
Swiss Franc Cross Currency, Contracts N/A, Barclays Capital, Inc.		0.91	2/27/2025	929,000	5,324
Swiss Franc Cross Currency, Contracts N/A, Goldman Sachs & Co. LLC	GBP	1.16	2/27/2025	746,000	404
USD, Contracts N/A, Goldman Sachs & Co. LLC	EUR	1.04	2/19/2025	898,000	6,535
					19,678
Put Options — .0%
Australian Dollar Cross Currency, Contracts N/A, BNP Paribas Corp.	EUR	1.62	2/19/2025	898,000	132
New Zealand Dollar Cross Currency, Contracts N/A, Barclays Capital, Inc.	GBP	2.20	2/4/2025	747,000	3,648
Swedish Krona Cross Currency, Contracts N/A, Barclays Capital, Inc.	NZD	6.05	2/26/2025	1,638,000	489
Swiss Franc Cross Currency, Contracts N/A, Barclays Capital, Inc.		0.90	2/27/2025	929,000	4,361
Swiss Franc Cross Currency, Contracts N/A, Goldman Sachs & Co. LLC	GBP	1.10	2/27/2025	746,000	1,380
USD, Contracts N/A, Goldman Sachs & Co. LLC	EUR	1.03	2/19/2025	898,000	2,929
					12,939
Total Options Purchased (cost $43,995)					32,617

Description	1-Day Yield (%)	Shares
Investment Companies — .5%
Registered Investment Companies — .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(g) (cost $652,226)	4.42	652,226	652,226
Investment of Cash Collateral for Securities Loaned — 1.0%
Registered Investment Companies — 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(g) (cost $1,264,790)	4.42	1,264,790	1,264,790
Total Investments (cost $133,492,452)		98.0%	129,757,299
Cash and Receivables (Net)		2.0%	2,704,386
Net Assets		100.0%	132,461,685

AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CHF—Swiss Franc
CNY—Chinese Yuan Renminbi
COP—Colombia Peso
DKK—Danish Krone
EUR—Euro

GBP—British Pound
HUF—Hungarian Forint
IDR—Indonesian Rupiah
JPY—Japanese Yen
KRW—South Korean Won
MXN—Mexican Peso
MYR—Malaysia Ringgit
NZD—New Zealand Dollar
PEN—Peruvian Nuevo Sol
PLN—Poland Zloty
RON—Romania New Leu
SEK—Swedish Krona
SGD—Singapore Dollar
SONIO—Sterling Overnight Index Average
TSFR—Term Secured Overnight Financing Rate Reference Rates
USD—United States Dollar

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2025, these securities amounted to $24,683,261 or 18.6% of net assets.

(c)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(d)
Security, or portion thereof, on loan. At January 31, 2025, the value of the fund’s securities on loan was $3,952,407 and the value of the collateral was
$4,095,444, consisting of cash collateral of $1,264,790 and U.S. Government & Agency securities valued at $2,830,654.  In addition, the value of collateral may include pending sales that are also on loan.

(e)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(f)	Notional amount stated in U.S. Dollars unless otherwise indicated.
(g)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Statement of Investments (Unaudited) (continued)

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro-Bobl	101	3/6/2025	12,445,978(a)	12,304,010	(141,968)
Euro-BTP Italian Government Bonds	1	3/6/2025	127,877(a)	124,322	(3,555)
Euro-Buxl 30 Year Bonds	14	3/6/2025	2,049,823(a)	1,872,383	(177,440)
Euro-OAT	24	3/6/2025	3,138,252(a)	3,071,866	(66,386)
Euro-Schatz	93	3/6/2025	10,354,234(a)	10,305,319	(48,915)
U.S. Treasury 5 Year Notes	336	3/31/2025	35,820,526	35,747,252	(73,274)
U.S. Treasury 10 Year Ultra Notes	66	3/20/2025	7,377,456	7,350,750	(26,706)
United Kingdom Long Gilt Bonds	1	3/27/2025	111,648(a)	115,026	3,378
Futures Short
Australian Treasury 10 Year Bonds	42	3/17/2025	2,948,684(a)	2,932,717	15,967
Canadian 10 Year Bonds	86	3/20/2025	7,221,495(a)	7,333,388	(111,893)
Euro-Bund	37	3/6/2025	5,249,397(a)	5,086,621	162,776
Japanese 10 Year Bonds	18	3/13/2025	16,514,471(a)	16,325,865	188,606
U.S. Treasury 2 Year Notes	81	3/31/2025	16,659,633	16,655,625	4,009
U.S. Treasury 10 Year Notes	3	3/20/2025	325,973	326,531	(559)
U.S. Treasury Ultra Long Bonds	96	3/20/2025	11,750,690	11,373,000	377,690
Gross Unrealized Appreciation					752,426
Gross Unrealized Depreciation					(650,696)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Options Written
Description/Contracts /Counterparty	Exercise Price	Expiration Date	Notional Amount ($)(a)		Value ($)
Call Options:
Australian Dollar Cross Currency, Contracts N/A, BNP Paribas Corp.	1.66	2/19/2025	898,000	EUR	(9,576)
New Zealand Dollar Cross Currency, Contracts N/A, Barclays Capital, Inc.	2.24	2/4/2025	747,000	GBP	(18)
Swedish Krona Cross Currency, Contracts N/A, Barclays Capital, Inc.	6.35	2/26/2025	1,638,000	NZD	(1,772)
Swiss Franc Cross Currency, Contracts N/A, Goldman Sachs & Co. LLC	1.13	2/27/2025	746,000	GBP	(5,022)
Put Options:
Australian Dollar Cross Currency, Contracts N/A, BNP Paribas Corp.	1.66	2/19/2025	898,000	EUR	(2,553)
New Zealand Dollar Cross Currency, Contracts N/A, Barclays Capital, Inc.	2.17	2/4/2025	747,000	GBP	(147)
Swedish Krona Cross Currency, Contracts N/A, Barclays Capital, Inc.	6.15	2/26/2025	1,638,000	NZD	(2,099)
Swiss Franc Cross Currency, Contracts N/A, Goldman Sachs & Co. LLC	1.13	2/27/2025	746,000	GBP	(7,268)
Total Options Written (premiums received $38,858)					(28,455)

EUR—Euro
GBP—British Pound
NZD—New Zealand Dollar

(a)	Notional amount stated in U.S. Dollars unless otherwise indicated.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Bank of America Corp.
United States Dollar	868,107	Canadian Dollar	1,240,000	2/27/2025	13,957
Canadian Dollar	1,373,524	United States Dollar	955,565	2/27/2025	(9,440)
South Korean Won	288,666,000	United States Dollar	197,989	2/27/2025	904
United States Dollar	700,491	Euro	681,243	2/27/2025	(7,097)
Barclays Capital, Inc.
United States Dollar	959,947	Brazilian Real	5,824,000	2/4/2025	(35,770)
Brazilian Real	5,824,000	United States Dollar	998,954	2/4/2025	(3,236)
Euro	110,000	United States Dollar	114,588	2/10/2025	(423)
United States Dollar	195,527	Euro	188,000	2/10/2025	408
Polish Zloty	853,000	United States Dollar	205,599	2/10/2025	4,096
United States Dollar	2,806,419	British Pound	2,263,000	2/10/2025	639
Euro	417,000	United States Dollar	429,960	2/10/2025	2,829
United States Dollar	42,435	British Pound	35,000	2/10/2025	(960)
United States Dollar	51,681	South African Rand	968,000	2/10/2025	(87)
United States Dollar	49,774	Euro	48,000	2/10/2025	(44)
United States Dollar	1,348,832	Colombian Peso	5,876,306,000	2/27/2025	(43,516)
United States Dollar	4,441,634	Canadian Dollar	6,361,261	2/27/2025	59,802
United States Dollar	1,015,160	Canadian Dollar	1,452,000	2/27/2025	14,977
Swiss Franc	153,000	United States Dollar	168,957	2/27/2025	(452)
United States Dollar	260,971	British Pound	215,000	2/27/2025	(5,585)
United States Dollar	196,799	British Pound	157,000	2/27/2025	2,151
United States Dollar	1,247,961	Chinese Yuan Renminbi	9,151,000	2/27/2025	(2,931)
United States Dollar	309,798	Australian Dollar	490,000	2/27/2025	5,137
United States Dollar	702,628	British Pound	562,000	2/27/2025	5,862
Canadian Dollar	67,745	United States Dollar	47,445	2/27/2025	(780)
BNP Paribas Corp.
Euro	91,000	United States Dollar	93,937	2/10/2025	509
Euro	1,144,000	United States Dollar	1,195,771	2/10/2025	(8,454)
Swedish Krona	1,846,000	United States Dollar	164,822	2/10/2025	1,767
Canadian Dollar	2,646,255	United States Dollar	1,840,833	2/27/2025	(18,011)
New Zealand Dollar	1,425,000	United States Dollar	799,387	2/27/2025	4,751
United States Dollar	277,091	New Zealand Dollar	498,050	2/27/2025	(3,963)
United States Dollar	604,403	Euro	587,757	2/27/2025	(6,083)
United States Dollar	353,954	British Pound	290,000	2/27/2025	(5,587)
United States Dollar	5,336	Czech Koruna	129,065	2/27/2025	18
Euro	563,036	United States Dollar	591,924	2/27/2025	(7,114)
United States Dollar	462,002	Canadian Dollar	665,000	2/27/2025	3,929
British Pound	512,000	United States Dollar	628,617	2/27/2025	6,161
United States Dollar	159,344	Chinese Yuan Renminbi	1,157,000	2/27/2025	1,189
Brazilian Real	978,000	United States Dollar	157,998	2/27/2025	8,058
United States Dollar	167,559	Swiss Franc	153,000	2/27/2025	(946)
Euro	143,000	United States Dollar	147,369	2/27/2025	1,161
New Zealand Dollar	352,000	United States Dollar	199,630	2/27/2025	(993)

Statement of Investments (Unaudited) (continued)
Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup Global Markets, Inc.
South Korean Won	1,286,870,000	United States Dollar	877,960	2/10/2025	8,072
Australian Dollar	340,535	South African Rand	3,935,000	2/27/2025	1,596
United States Dollar	1,009,144	Japanese Yen	158,062,245	2/27/2025	(13,157)
United States Dollar	155,962	British Pound	127,000	2/27/2025	(1,492)
United States Dollar	346,443	Taiwan New Dollar	11,326,000	2/27/2025	(408)
Goldman Sachs & Co. LLC
United States Dollar	2,158,602	New Zealand Dollar	3,847,000	2/10/2025	(11,827)
Euro	257,000	United States Dollar	265,376	2/10/2025	1,355
United States Dollar	1,264,814	Japanese Yen	197,501,000	2/10/2025	(10,193)
Mexican Peso	4,426,000	United States Dollar	211,812	2/10/2025	1,438
Swedish Krona	6,857,000	United States Dollar	620,437	2/10/2025	(1,641)
United States Dollar	289,286	Malaysian Ringgit	1,296,000	2/10/2025	(1,566)
British Pound	81,000	United States Dollar	100,101	2/10/2025	326
Canadian Dollar	6,241,000	United States Dollar	4,333,805	2/10/2025	(37,855)
United States Dollar	51,608	Euro	50,000	2/10/2025	(285)
Swedish Krona	2,547,000	United States Dollar	227,400	2/27/2025	2,685
British Pound	215,000	United States Dollar	262,204	2/27/2025	4,353
Swiss Franc	279,000	United States Dollar	310,412	2/27/2025	(3,138)
United States Dollar	133,648	Japanese Yen	20,986,000	2/27/2025	(2,083)
Euro	254,352	Norwegian Krone	2,993,000	2/27/2025	(233)
United States Dollar	7,110,922	Euro	6,836,682	2/27/2025	9,855
Swiss Franc	241,000	United States Dollar	264,452	2/27/2025	970
United States Dollar	2,114,683	New Zealand Dollar	3,743,000	2/27/2025	2,478
Australian Dollar	2,437,756	United States Dollar	1,526,130	2/27/2025	(10,437)
United States Dollar	261,807	Norwegian Krone	3,007,000	2/27/2025	(3,851)
United States Dollar	493,336	Australian Dollar	797,000	2/27/2025	(2,205)
United States Dollar	128,560	Indonesian Rupiah	2,081,907,000	2/27/2025	964
United States Dollar	487,981	Swedish Krona	5,366,000	2/27/2025	3,239
United States Dollar	164,490	British Pound	135,000	2/27/2025	(2,883)
Euro	1,027,000	United States Dollar	1,070,819	2/27/2025	(4,102)
Norwegian Krone	24,653,496	United States Dollar	2,184,143	2/27/2025	(6,093)
United States Dollar	243,490	British Pound	196,000	2/27/2025	489
United States Dollar	3,084,774	Swiss Franc	2,774,603	2/27/2025	28,999
Norwegian Krone	3,007,000	United States Dollar	263,456	2/27/2025	2,202
Euro	204,000	United States Dollar	211,701	2/27/2025	188
United States Dollar	972,420	Swedish Krona	10,710,574	2/27/2025	4,873
Polish Zloty	1,285,000	United States Dollar	319,667	2/27/2025	(3,970)
HSBC Securities (USA), Inc.
United States Dollar	2,737,026	Brazilian Real	16,913,000	2/4/2025	(154,555)
Brazilian Real	16,913,000	United States Dollar	2,900,980	2/4/2025	(9,398)
Indonesian Rupiah	8,025,015,000	United States Dollar	494,022	2/10/2025	(1,880)
United States Dollar	32,950	Euro	32,000	2/10/2025	(262)
Euro	472,000	United States Dollar	492,683	2/10/2025	(2,811)
Colombian Peso	1,178,390,000	United States Dollar	265,322	2/10/2025	14,532

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC Securities (USA), Inc. (continued)
Danish Krone	1,728,000	United States Dollar	239,527	2/10/2025	829
United States Dollar	1,181,941	Chinese Yuan Renminbi	8,540,000	2/10/2025	5,550
Euro	420,000	United States Dollar	436,970	2/10/2025	(1,067)
Czech Koruna	8,176,000	United States Dollar	334,397	2/10/2025	2,385
Japanese Yen	2,583,863,000	United States Dollar	16,536,606	2/10/2025	144,037
United States Dollar	65,995	Singapore Dollar	90,000	2/10/2025	(259)
Euro	21,973,000	United States Dollar	22,642,696	2/10/2025	162,295
United States Dollar	1,352,138	Japanese Yen	211,127,000	2/10/2025	(10,835)
Thai Baht	29,664,264	United States Dollar	866,626	2/10/2025	14,796
Peruvian Nuevo Sol	276,000	United States Dollar	73,366	2/10/2025	744
Chilean Peso	135,187,000	United States Dollar	135,201	2/10/2025	2,603
United States Dollar	1,838,854	British Pound	1,471,363	2/27/2025	14,662
United States Dollar	110,274	Singapore Dollar	150,000	2/27/2025	(228)
Canadian Dollar	477,000	United States Dollar	332,098	2/27/2025	(3,526)
United States Dollar	331,184	Canadian Dollar	477,000	2/27/2025	2,612
Australian Dollar	801,000	United States Dollar	491,843	2/27/2025	6,185
Canadian Dollar	740,000	United States Dollar	514,718	2/27/2025	(4,984)
United States Dollar	213,000	Swiss Franc	192,292	2/27/2025	1,222
British Pound	620,000	United States Dollar	750,854	2/27/2025	17,821
United States Dollar	114,974	New Zealand Dollar	206,950	2/27/2025	(1,810)
Chinese Yuan Renminbi	4,339,000	United States Dollar	599,400	2/27/2025	(6,282)
Indonesian Rupiah	4,347,224,000	United States Dollar	267,185	2/27/2025	(752)
United States Dollar	8,556	Polish Zloty	35,075	2/27/2025	(61)
Indian Rupee	46,064,000	United States Dollar	531,572	2/27/2025	(848)
New Zealand Dollar	354,000	United States Dollar	200,000	2/27/2025	(235)
J.P. Morgan Securities LLC
Brazilian Real	22,737,000	United States Dollar	3,821,023	2/4/2025	66,274
United States Dollar	3,899,933	Brazilian Real	22,737,000	2/4/2025	12,635
United States Dollar	88,445	Swiss Franc	80,000	2/10/2025	507
Norwegian Krone	2,367,000	United States Dollar	208,453	2/10/2025	668
Chinese Yuan Renminbi	125,385,000	United States Dollar	17,098,163	2/10/2025	29,156
United States Dollar	1,264,563	Australian Dollar	2,035,000	2/10/2025	(622)
Swedish Krona	1,000,000	United States Dollar	91,312	2/10/2025	(1,070)
Norwegian Krone	2,993,000	Euro	253,089	2/27/2025	1,545
United States Dollar	231,015	Swedish Krona	2,572,000	2/27/2025	(1,329)
United States Dollar	148,520	Swedish Krona	1,637,000	2/27/2025	640
United States Dollar	330,011	Canadian Dollar	474,000	2/27/2025	3,505
Euro	219,964	United States Dollar	231,648	2/27/2025	(3,178)
Canadian Dollar	349,000	United States Dollar	243,815	2/27/2025	(3,413)
United States Dollar	289,802	South Korean Won	422,085,000	2/27/2025	(1,018)
New Zealand Dollar	469,000	British Pound	212,222	2/27/2025	1,548
New Zealand Dollar	732,000	United States Dollar	415,910	2/27/2025	(2,836)
New Zealand Dollar	248,000	United States Dollar	139,035	2/27/2025	914

Statement of Investments (Unaudited) (continued)
Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities LLC (continued)
United States Dollar	221,860	Euro	213,000	2/27/2025	623
United States Dollar	3,800,966	Brazilian Real	22,737,000	3/6/2025	(56,405)
Morgan Stanley & Co. LLC
United States Dollar	2,159,190	New Zealand Dollar	3,847,000	2/10/2025	(11,238)
Hungarian Forint	64,310,000	United States Dollar	160,242	2/10/2025	3,169
South Korean Won	269,622,000	United States Dollar	184,187	2/10/2025	1,452
Hong Kong Dollar	245,000	United States Dollar	31,520	2/10/2025	(69)
Czech Koruna	882,000	United States Dollar	36,147	2/10/2025	183
Israeli Shekel	1,171,000	United States Dollar	321,014	2/10/2025	6,314
United States Dollar	25,839	Mexican Peso	530,000	2/27/2025	371
RBC Capital Markets, LLC
Canadian Dollar	217,000	United States Dollar	150,020	2/10/2025	(649)
Canadian Dollar	273,476	United States Dollar	190,243	2/27/2025	(1,864)
United States Dollar	199,727	South Korean Won	289,783,000	2/27/2025	64
British Pound	130,000	United States Dollar	162,478	2/27/2025	(1,305)
United States Dollar	244,830	Japanese Yen	38,059,000	2/27/2025	(1,324)
UBS Securities LLC
United States Dollar	73,672	British Pound	60,000	2/10/2025	(719)
Norwegian Krone	2,025,000	United States Dollar	179,654	2/27/2025	(752)
Gross Unrealized Appreciation					732,228
Gross Unrealized Depreciation					(566,475)

Centrally Cleared Credit Default Swaps
Reference Obligations	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:(b)
Markit iTraxx Europe Crossover Index Series 42, Paid 3 Month Fixed Rate of 5.00%	12/20/2029	286,600	(27,216)	(23,438)	(3,778)
Sold Contracts:(c)
Markit CDX North America Investment Grade Index Series 43, Received 3 Month Fixed Rate of 1.00%	12/20/2029	2,960,000	70,674	65,941	4,733
Markit iTraxx Europe Index Series 42, Received 3 Month Fixed Rate of 1.00%	12/20/2029	1,633,905	37,227	31,406	5,821
Gross Unrealized Appreciation					10,554
Gross Unrealized Depreciation					(3,778)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

(c)
If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

OTC Credit Default Swaps
Reference Obligations/ Counterparty	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:(b)
Ford Motor Company, 4.35%, 12/08/2026 Paid 3 Month Fixed Rate of 5.00%, J.P. Morgan Securities LLC	12/20/2029	360,000	(56,086)	(53,010)	(3,076)
Intesa Sanpaolo SpA, 4.20%, 6/1/2032 Paid 3 Month Fixed Rate of 1.00%, BNP Paribas Corp.	12/20/2029	663,936	3,788	15,405	(11,617)
Mediobanca Banca di Credito Finanziario SpA, 2.30%, 11/23/2030 Paid 3 Month Fixed Rate of 1.00%, Citigroup Global Markets, Inc.	12/20/2029	331,968	2,079	7,309	(5,230)
Transdigm, 5.50%, 11/15/2027 Paid 3 Month Fixed Rate of 5.00%, Goldman Sachs & Co. LLC	12/20/2029	290,000	(48,165)	(45,157)	(3,008)
UniCredit S.p.A., 2.73%, 1/15/2032 Paid 3 Month Fixed Rate of 1.00%, BNP Paribas Corp.	12/20/2029	643,188	3,572	16,688	(13,116)
YUM! Brands, 3.63%, 3/15/2031 Paid 3 Month Fixed Rate of 1.00%, Bank of America Corp.	12/20/2029	420,000	(3,925)	(1,463)	(2,462)
YUM! Brands, 3.63%, 3/15/2031 Paid 3 Month Fixed Rate of 1.00%, Bank of America Corp.	12/20/2029	280,000	(2,616)	(1,208)	(1,408)
Sold Contracts:(c)
Electrolux AB, 2.50%, 5/18/2030 Received 3 Month Fixed Rate of 1.00%, Goldman Sachs & Co. LLC	6/20/2029	300,846	(1,646)	(8,413)	6,767
Electrolux AB, 2.50%, 5/18/2030 Received 3 Month Fixed Rate of 1.00%, Goldman Sachs & Co. LLC	12/20/2029	82,992	(920)	(1,336)	416
Electrolux AB, 2.50%, 5/18/2030 Received 3 Month Fixed Rate of 1.00%, BNP Paribas Corp.	12/20/2029	155,610	(1,724)	(2,641)	917
Electrolux AB, 2.50%, 5/18/2030 Received 3 Month Fixed Rate of 1.00%, BNP Paribas Corp.	12/20/2029	62,244	(690)	(1,391)	701
Electrolux AB, 2.50%, 5/18/2030 Received 3 Month Fixed Rate of 1.00%, BNP Paribas Corp.	12/20/2029	72,618	(805)	(1,563)	758
Virgin Media Finance PLC, 3.75%, 7/15/2030 Received 3 Month Fixed Rate of 5.00%, Goldman Sachs & Co. LLC	12/20/2029	290,472	11,889	11,281	608
Gross Unrealized Appreciation					10,167
Gross Unrealized Depreciation					(39,917)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

(c)
If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

Statement of Investments (Unaudited) (continued)

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
GBP Maturity Fixed at 3.71%	GBP - UKRPI at Maturity	4/5/2034	8,778,492	85,570	—	85,570
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.53%	7/28/2053	2,157,000	(11,534)	(30,448)	18,914
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.46%	12/7/2053	1,277,000	7,819	(32,070)	39,889
GBP Maturity Fixed at 3.46%	GBP - UKRPI at Maturity	9/15/2034	4,959,600	(63,047)	(17,415)	(45,632)
EUR Maturity Fixed at 2.80%	EUR - CPTFEMU at Maturity	7/28/2053	2,473,162	478,503	463,159	15,344
EUR 12 Month Fixed at 2.77%	EUR - 6 Month Euribor at 2.66%	7/17/2029	3,682,770	124,229	60,945	63,284
EUR 12 Month Fixed at 2.84%	EUR - 6 Month Euribor at 2.66%	6/19/2029	3,719,079	137,303	71,282	66,021
SEK - 3 Month STIBOR at 2.45%	SEK 12 Month Fixed at 2.44%	7/17/2029	3,652,663	(71,581)	(5,245)	(66,336)
SEK - 3 Month STIBOR at 2.58%	SEK 12 Month Fixed at 2.63%	6/19/2029	3,631,469	(101,445)	(32,556)	(68,889)
Gross Unrealized Appreciation						289,022
Gross Unrealized Depreciation						(180,857)

CPTFEMU—Eurostat Eurozone HICP Ex Tobacco Unrevised NSA
CPURNSA—US CPI Urban Consumers NSA
EUR—Euro
GBP—British Pound
SEK—Swedish Krona
STIBOR—Stockholm Interbank Offered Rate
UKRPI—UK RPI All Items NSA
USD—United States Dollar

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
EUR - 3 Month EURIBOR at 2.85%	EUR - IBOXXMJA at Maturity	J.P. Morgan Securities LLC	3/20/2025	322,271	(9,991)
EUR - 3 Month EURIBOR at 2.85%	EUR - IBOXXMJA at Maturity	Goldman Sachs & Co. LLC	3/20/2025	909,475	(26,763)
USD - 3 Month SOFRRATE at 4.35%	USD - IBOXIG at Maturity	Morgan Stanley & Co. LLC	3/20/2025	1,660,612	48,225
USD - 3 Month SOFRRATE at 4.35%	USD - IBOXIG at Maturity	Morgan Stanley & Co. LLC	3/20/2025	6,552,532	282,816
USD - 3 Month SOFRRATE at 4.35%	USD - IBOXIG at Maturity	J.P. Morgan Securities LLC	3/20/2025	2,259,833	52,123
EUR - 3 Month EURIBOR at 2.85%	EUR - QW5A at Maturity	Goldman Sachs & Co. LLC	3/20/2025	3,387,401	(56,412)

OTC Total Return Swaps (continued)
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
EUR - 3 Month EURIBOR at 2.85%	EUR - QW5A at Maturity	BNP Paribas Corp.	3/20/2025	826,726	6,021
Gross Unrealized Appreciation					389,185
Gross Unrealized Depreciation					(93,166)

EURIBOR—Euro Interbank Offered Rate
IBOXIG—Markit iBoxx $ Investment Grade Corporate Bond Index
IBOXXMJA—Markit iBoxx € Liquid High Yield Index
QW5A—Markit iBoxx € Corporates Index
SOFRRATE—Secured Overnight Financing Rate
USD—United States Dollar
EUR—Euro
See notes to statement of investments.

Statement of Investments
BNY Mellon International Bond Fund

January 31, 2025 (Unaudited)
The following is a summary of the inputs used as of January 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	—	4,875,388	—	4,875,388
Collateralized Loan Obligations	—	1,728,175	—	1,728,175
Commercial Mortgage-Backed	—	1,957,790	—	1,957,790
Corporate Bonds and Notes	—	24,505,750	—	24,505,750
Foreign Governmental	—	74,568,587	—	74,568,587
U.S. Government Agencies Mortgage-Backed	—	8,275,245	—	8,275,245
U.S. Treasury Securities	—	11,896,731	—	11,896,731
Investment Companies	1,917,016	—	—	1,917,016
	1,917,016	127,807,666	—	129,724,682
Other Financial Instruments:
Options Purchased	—	32,617	—	32,617
Futures††	752,426	—	—	752,426
Forward Foreign Currency Exchange Contracts††	—	732,228	—	732,228
Swap Agreements††	—	698,928	—	698,928
	752,426	1,463,773	—	2,216,199
Liabilities ($)
Other Financial Instruments:
Options Written	—	(28,455)	—	(28,455)
Futures††	(650,696)	—	—	(650,696)
Forward Foreign Currency Exchange Contracts††	—	(566,475)	—	(566,475)
Swap Agreements††	—	(317,718)	—	(317,718)
	(650,696)	(912,648)	—	(1,563,344)

†	See Statement of Investments for additional detailed categorizations, if any.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.
Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2025 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including , as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at January 31, 2025 are set forth in the Statement of Investments.
Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.
As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.
As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.
As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put)

and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.
Options purchased and written at January 31, 2025 are set forth in the Statement of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at January 31, 2025 are set forth in the Statement of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.
Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.
Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
The fund enters into inflation swap agreement to gain exposure to inflation. An inflation swap is an agreement in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. Inflation swap agreements are within Interest rate swaps open at January 31, 2025 which are set forth in the Statement of Investments.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at January 31, 2025 are set forth in the Statement of Investments.
Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at January 31, 2025 are set forth in the Statement of Investments.
Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.
The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Investments, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at January 31, 2025 are set forth in the Statement of Investments.
GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.
At January 31, 2025, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $3,076,056, consisting of $4,599,964 gross unrealized appreciation and $7,676,020 gross unrealized depreciation.
At January 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.